NUMBER                                               SHARES
                                                     (Void)

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                          FUNDAMENTAL INVESTORS, INC.

This Certifies that____________________is the owner of

*SEE REVERSE FOR CERTAIN ABBREVIATIONS
CUSIP 360802102

fully paid and nonassessable shares of the Capital Stock of Fundamental Investors, Inc., each of the par value of One Dollar, transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

  Witness, the facsimile signatures of its duly authorized officers.

 Dated:
/s/ Julie F. Williams      /s/ Walter P. Stern
Secretary                  Chairman of the Board

COUNTERSIGNED

AMERICAN FUNDS SERVICE COMPANY
TRANSFER AGENT
BY
   AUTHORIZED SIGNATURE
-------------------------------------------------------------------------------
              PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

CERTIFICATE                              FUNDAMENTAL INVESTORS, INC.
NUMBER                                   SHARES

ACCOUNT NO.     ALPHA CODE     DEALER NUMBER     TRADE DATE

      CHANGE NOTICE: IF THE ABOVE INFORMATION IS INCORRECT OR MISSING, PLEASE PRINT THE CORRECT INFORMATION BELOW AND RETURN TO:

TAXPAYER I.D. NUMBER

EXPLANATION OF ABBREVIATIONS

* The following abbreviations, when used in the registration on the face of this certificate, shall have the meanings assigned below:


ADM       --Administratrix         FBO        --For the            TTEE        --Trustee
          --Administrator                     benefit of
COM       --Community              GDN        --Guardian           U/A         --Under
PROP      Property                                                             Agreement
CUST      --Custodian              JT TEN     --Joint tenants      UGMA/       --Gift to minors
                                              with right           (State)     act in effect in
                                              of survivorship                  the state
                                                                               indicated
DTD       --Dated                  LIFE       --Life tenant        UTMA/ (State)   --Transfers to
                                   TEN                                         minors act in
                                                                               effect in the
                                                                               state indicated
EST       --Estate                 TR         --Trust              U/W         --Last will and
          --Of Estate of                                                       testament
                                                                               --Under last
                                                                               will and
                                                                               testament of
                                                                               --Of will of
                                                                               --Under the will
                                                                               of
                                                                               --Of the will of
ET AL     --(and) Others           TEN        --Tenants in
                                   COM        common
EXEC      --Executor               TEN        --Tenants by
          --Executrix              ENT        the entireties

Note: Abbreviations refer where appropriate to the singular or plural, male or female. Other abbreviations may also be used, including U.S. Post Office Department two-letter state abbreviations.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED. THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF SHARES OF THE CORPORATION SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES AND SERIES OF THE SHARES OF THE CORPORATION. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

NOTE: AS STATED IN THE FUND'S ARTICLES OF INCORPORATION, THIS CERTIFICATE REPRESENTING SHARES OF CAPITAL STOCK OF THE CORPORATION MAY BE REDEEMED WITHOUT THE CONSENT OR APPROVAL OF THE SHAREHOLDER FOR THE THEN CURRENT NET ASSET VALUE PER SHARE IF AT SUCH TIME THE SHAREHOLDER OWNS OF RECORD SHARES HAVING AN AGGREGATE NET ASSET VALUE OF LESS THAN THE MINIMUM INITIAL INVESTMENT AMOUNT.

REQUIREMENTS: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND EXACTLY WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR.

 SIGNATURE(S) MUST BE GUARANTEED BY AN "ELIGIBLE GUARANTOR" INCLUDING A BANK OR SAVINGS AND LOAN ASSOCIATION THAT IS FEDERALLY INSURED OR A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

  For value received, the undersigned hereby sell, assign, and transfer shares of capital stock represented by this certificate to:

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE) and do hereby irrevocably constitute and appoint attorney to transfer the said stock on the books of the corporation with full power of substitution.

Dated:
Owner
Signature of Co-Owner, if any

IMPORTANT: BEFORE SIGNING, PLEASE READ AND COMPLY WITH REQUIREMENTS PRINTED
ABOVE.

Signatures(s) guaranteed by: